                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT

                             --------------------

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 14, 1997

                            BEACON PROPERTIES, L.P.
            (Exact name of Registrant as specified in its Charter)


                                   Delaware
                           (State of Incorporation)

      0-22139                                                 04-3224259
(Commission File Number)                               (IRS Employer Id. Number)


         50 Rowes Wharf
      Boston, Massachusetts                                              02110
(Address of principal executive officers)                             (Zip Code)

                                (617) 330-1400
             (Registrant's telephone number, including area code)

Item 5. Other Events.

     In November 1997, Beacon Properties, L.P. (the "Operating Partnership") entered into a Sale and Purchase Agreement with Dai-Ichi Life Property Holdings, Inc. and Dai-Ichi Life Capital Properties, Inc. ("Dai-Ichi") to purchase Dai-Ichi's 50% interest in a 23-story Office Building located at 101 North Wacker Drive in Chicago, Illinois for approximately $29.5 million. The Operating Partnership previously entered into a Sale and Purchase Agreement with Metropolitian Life Insurance Company ("MetLife") for their 50% interest in the property for approximately $29.5 Million. In connection therewith, Dai-Ichi agreed to waive it's first refusal option to purchase MetLife's 50% interest in the Property. The Sale and Purchase Agreement with Dai-Ichi is subject to the exercise of a first refusal option to purchase Dai-Ichi's 50% interest by MetLife.

Item. 7 Financial Statements and Exhibits

   (a)  Financial Statements Under Rule 3-14 of Regulation S-X - None

   (b)  Pro Forma Financial Statements

        Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1997 (Unaudited)

        Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 1996 (Unaudited)

        Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended September 30, 1997 (Unaudited)

   (c)  Exhibits

                            BEACON PROPERTIES, L.P.
                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       BEACON PROPERTIES, L.P.

                                       By: Beacon Properties Corporation
                                           Its General Partner


                                       /s/ Robert J. Perriello
                                       -----------------------------------------
                                       Robert J. Perriello
                                       Senior Vice President
                                       and Chief Financial Officer

Date: November 14, 1997

                            BEACON PROPERTIES, L.P.
            PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

     The following unaudited pro forma Condensed Consolidated Balance Sheet of Beacon Properties, L.P. (the "Operating Partnership") as of September 30, 1997, is presented as if the Civic Opera Building, 200 West Adams, 101 North Wacker and Lakeside properties were acquired on September 30, 1997.

     The pro forma Condensed Consolidated Statements of Operations for the year ended December 31, 1996 and nine months ended September 30, 1997 are presented as if the acquisition of the Properties acquired from January 1, 1996 to October 20, 1997 (as more fully described below) and 101 North Wacker, the closing of the MetLife Mortgage loan, the Beacon Properties Corporation common stock offerings from January 1996 to April 1997 (as more fully described below) and the Beacon Properties Corporation 8.98% Series A Cumulative Redeemable Preferred Stock Offering at $25.00 per share had occurred as of January 1, 1996.

     In management's opinion, all adjustments necessary to reflect the above discussed transactions have been made. The unaudited pro forma Condensed Consolidated Balance Sheet and Statement of Operations are not necessarily indicative of what actual results of operations of the Operating Partnership would have been for the period, nor does it purport to represent the Operating Partnership's results of operations for future periods.

Acquisitions included in pro forma:

                                                    Rentable       Year Built/    Date of
Property Name                                        Sq Ft         Renovated    Acquisition
-------------                                        -----         ---------    -----------

1996 Acquisitions
---------------------------------------------------------------------------------------------
Perimeter Center, Atlanta, GA                       3,302,000      1970-1989     02/15/96
---------------------------------------------------------------------------------------------
New York Life Portfolio,
Chicago, IL and Washington, D.C.                    1,012,000      1984-1986     08/16/96
---------------------------------------------------------------------------------------------
Fairfax County Portfolio,
McLean, VA and Herndon, VA                            550,000      1981-1988     09/05/96
---------------------------------------------------------------------------------------------
Rosslyn Virginia Portfolio, Rosslyn, VA               666,000      1974-1980     10/18/96
---------------------------------------------------------------------------------------------
New England Executive Park, Burlington, MA            817,000      1970-1985     11/15/96
---------------------------------------------------------------------------------------------
245 First Street, Cambridge, MA                       263,000      1985-1986     11/21/96
---------------------------------------------------------------------------------------------
10960 Wilshire Boulevard, Westwood, CA                544,000      1971-1992     11/21/96
---------------------------------------------------------------------------------------------
Shoreline Technology Park, Mountain View, CA          727,000      1985-1991     12/20/96
---------------------------------------------------------------------------------------------
Lake Marriott Business Park, Santa Clara, CA          400,000           1981     12/20/96
---------------------------------------------------------------------------------------------
Presidents Plaza, Chicago, IL                         791,000      1980-1982     12/27/96
---------------------------------------------------------------------------------------------

                                                           Purchase Price (in thousands)
                                                        -------------------------------------
Seller                                                   Cash     Debt  O.P.Units  Total
------                                                   ----     ----  ---------  -----
1996 Acquisitions
---------------------------------------------------------------------------------------------
Metropolitan Life Insurance Company                    $322,200          $13,800  $336,000
---------------------------------------------------------------------------------------------

New York Life Insurance Company                        $150,000                   $150,000
---------------------------------------------------------------------------------------------
Greensboro Associates, John Marshall Associates
Limited Partnership and Woodland-Northridge I
Limited Partnership                                              $55,400 $21,600  $77,000
---------------------------------------------------------------------------------------------
LaSalle Fund II                                         $99,050                    $99,050
---------------------------------------------------------------------------------------------
New England Executive Park Limited Partnership, et al   $75,000                    $75,000
---------------------------------------------------------------------------------------------
Riverview Building Combined Limited Partnership         $45,000                    $45,000
---------------------------------------------------------------------------------------------
10960 Property Corporation                             $133,000                   $133,000
---------------------------------------------------------------------------------------------
Teachers Insurance and Annuity Association (TIAA)      $139,080                   $139,080
---------------------------------------------------------------------------------------------
Teachers Insurance and Annuity Association (TIAA)       $43,920                    $43,920
---------------------------------------------------------------------------------------------
Metropolitan Life Insurance Company                     $38,000          $39,000   $77,000
---------------------------------------------------------------------------------------------
                                                    Rentable       Year Built/    Date of
Property Name                                        Sq Ft         Renovated    Acquisition
-------------                                        -----         ---------    -----------

1997 Acquisitions
---------------------------------------------------------------------------------------------
10880 Wilshire Boulevard, Westwood, CA                531,000         1970        4/23/97
---------------------------------------------------------------------------------------------
Centerpointe I and II, Fairfax, VA                    409,000      1988-1990      4/30/97
---------------------------------------------------------------------------------------------
Westbrook Corporate Center, Westchester, IL         1,106,000      1985-1996      5/23/97
---------------------------------------------------------------------------------------------
175 Wyman Street, Waltham, MA                           (1)          (1)          5/13/97
---------------------------------------------------------------------------------------------
225 Franklin Street, Boston, MA                       929,545         1966         6/4/97
---------------------------------------------------------------------------------------------
Sunnyvale Business Center, Sunnyvale, CA              175,000         1990         7/1/97
---------------------------------------------------------------------------------------------
Riverside, Newton, MA                                   (2)          (2)          8/21/97
---------------------------------------------------------------------------------------------
150 California,  San Francisco, CA                      (3)          (3)          9/25/97
---------------------------------------------------------------------------------------------
Media Center , Los Angeles, CA                          (4)          (4)          9/29/97
---------------------------------------------------------------------------------------------
Civic Opera Building, Chicago, IL                     824,000         1994        10/1/97
---------------------------------------------------------------------------------------------
200 West Adams, Chicago, IL                           677,000         1985        10/8/97
---------------------------------------------------------------------------------------------


Lakeside, Atlanta, GA                                 391,000      1972-1978     10/20/97
---------------------------------------------------------------------------------------------
101 North Wacker, Chicago, IL                         575,000         1980       Pending

                                                           Purchase Price (in thousands)
                                                        -------------------------------------
Seller                                                   Cash     Debt  O.P.Units  Total
------                                                   ----     ----  ---------  -----
1997 Acquisitions
---------------------------------------------------------------------------------------------
10880 Property Corporation                              $99,800                    $99,800
---------------------------------------------------------------------------------------------
Joshua Realty Corporation                               $25,000  $30,000           $55,000
---------------------------------------------------------------------------------------------
Westbrook Corporate Center Associates,
Westbrook Corporate Center IV Associates Limited
Partnership and Westbrook Corporate
Center V Associates Limited Partnership                 $42,700 $106,000 $33,400  $182,100
---------------------------------------------------------------------------------------------
Hewlett-Packard Company                                 $24,000                    $24,000
---------------------------------------------------------------------------------------------
Hexalon Real Estate, Inc.                              $280,000                   $280,000
---------------------------------------------------------------------------------------------
O.M. Sunnyvale Associates, L.P.                         $33,800                     $33,800
---------------------------------------------------------------------------------------------
Cabot, Cabot & Forbes of New England, Inc.              $32,500                     $32,500
---------------------------------------------------------------------------------------------
CalProp, Inc.                                           $10,600                     $10,600
---------------------------------------------------------------------------------------------
City of Burbank, Ishverbhai Patel, Patel Charitable
Remainder Unitrust and Burbank Holdings, Inc.           $18,850                     $18,850
---------------------------------------------------------------------------------------------
Windy Point LLC and Range Line LLC                      $21,136  $31,773  $6,701    $59,610
---------------------------------------------------------------------------------------------
Adams Family LLC                                        $72,175                     $72,175
---------------------------------------------------------------------------------------------
Mutual Life Insurance Company of New York               $38,000                     $38,000
---------------------------------------------------------------------------------------------
Dai-Ichi and Metropolitan Life Insurance Co.            $58,965                     $58,965
---------------------------------------------------------------------------------------------

(1) 175 Wyman Street consists of a vacant 335,000 square foot office/research and development complex and 26.7 acres of land suitable for development. The Operating Partnership plans to redevelop the property into 400,000 square feet of class A office space.

(2) The Riverside investment consists of a mortgage loan receivable from Riverside Project LLC in the amount of $26,000 which bears interest at 9% and is due upon sale along with 50% of any excess sale proceeds. In addition, loans bearing interest at 7% in the amount of $3,250 each are due from Beacon Property Management Corporation and Beacon Design Corporation, the proceeds of which were used by these entities to capitalize Riverside Project LLC.

(3) 150 California land consists of a parcel of land on which the Operating Partnership plans to develop a 207,000 square foot class A office property.

(4) Media Center consists of a parcel of land on which the Operating Partnership plans to develop a 585,000 square feet of class A office space.


Common and Preferred Stock Offerings included in pro forma:

                                                          Price Per           Gross             Net
          Year       Month        Shares        Type        Share            Proceeds         Proceeds
          ----       -----        ------        ----        -----            --------         --------
                                                                          (in thousands)
          1996       March       7,036,000     Common       $26.25           $184,695         $173,800
          1996      August       5,750,000     Common        25.75            148,063          139,400
          1996     November     13,723,000     Common        30.75            421,982          398,900
          1996     December      1,132,400     Common       33.465             37,896           37,800
          1997       April       7,000,000     Common       32.125            224,875          212,722
          1997       June        8,000,000    Preferred      25.00            200,000          193,350

                            BEACON PROPERTIES, L.P.
                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              September 30, 1997
                                  (Unaudited)

                                                                                             Pro Forma Adjustments
                                                                        -----------------------------------------------------------
                                                            Beacon
                                                          Properties,
                                                             L.P.          Civic Opera     200 West                      101 North
                                                          Historical        Building         Adams         Lakeside       Wacker
                                                          ----------        --------         -----         --------       ------
                                                                                              (dollars in thousands)
              ASSETS

Real estate, net                                          $2,230,715          $59,610        $72,175         $38,000      $58,965
Deferred financing and leasing costs, net                     19,179
Cash and cash equivalents                                     36,609          (20,136)        (6,675)
Mortgages and notes receivable                                85,196
Other assets                                                  48,783           (1,000)          (500)         (1,000)      (2,948)
Investments in and advance
     to joint ventures and corporations                       50,472
                                                          -----------      -----------     ----------      -----------   ---------
           Total assets                                   $2,470,954          $38,474        $65,000         $37,000      $56,017
                                                          ===========      ===========     ==========      ===========   =========

  LIABILITIES AND PARTNERS' CAPITAL

Mortgage notes payable                                      $586,925          $31,773 (A)
Note payable, Credit Facility                                249,000                         $65,000          $37,000     $56,017
Other liabilities                                             50,743
Investment in joint venture                                   24,052
                                                          -----------      -----------     ----------      -----------   ---------

         Total liabilities                                   910,720           31,773         65,000           37,000     $56,017

Limited partners' capital interest at redemption value       336,422            6,701 (B)
Partners' capital                                          1,223,812
                                                          -----------      -----------     ----------      -----------   ---------

         Total liabilities and partners' capital          $2,470,954          $38,474        $65,000          $37,000     $56,017
                                                          ===========      ===========     ==========      ===========   =========



                                                                   Pro Forma Adjustments
                                                            -----------------------------------
                                                                                    Pro Forma
                                                               Pro Forma          Consolidated
                                                               ---------          ------------
                                                                     (dollars in thousands)
                                ASSETS
Real estate, net                                                                    $2,459,465
Deferred financing and leasing costs, net                                               19,179
Cash and cash equivalents                                                                9,798
Mortgages and notes receivable                                                          85,196
Other assets                                                                            43,335
Investments in and advance
     to joint ventures and corporations                                                 50,472
                                                            -------------       ---------------
           Total assets                                                             $2,667,445
                                                            =============       ===============

                   LIABILITIES AND PARTNERS' CAPITAL

Mortgage notes payable                                                                $618,698
Note payable, Credit Facility                                                          407,017
Other liabilities                                                                       50,743
Investment in joint venture                                                             24,052
                                                            -------------      ----------------

         Total liabilities                                                           1,100,510

Limited partners' capital interest at redemption value              $480(C)            343,603
Partners' capital                                                   (480)            1,223,332
                                                            -------------      ----------------

         Total liabilities and partners' capital                                    $2,667,445
                                                            =============      ================

(A) The mortgage debt has an interest rate of 7.37% and requires monthly principal and interest payments based on a 25 year amortization schedule. The mortgage matures March 15, 2000 but maybe extended until March 15, 2003 based on compliance with certain covenant requirements.

 (B) The seller of Civic Opera Building was issued $6,701 of Operating Partnership Units consisting of 156,756 units valued at $42.745 each.

 (C) Pro forma adjustment required to adjust the issuance of 156,756 units (See
     (B)) to September 30, 1997 redemption value of $45.8125 per Unit. The $45.8125 value per Unit is based on the closing price of Beacon Properties Corporation's common stock on September 30, 1997.

                            BEACON PROPERTIES, L.P.
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     For the Year Ended December 31, 1996
                                  (Unaudited)


                                                              Beacon                                            October &
                                                            Properties,                   New York Life         November
                                                               L.P.       Perimeter      and Fairfax Va.          1996
                                                            Historical    Center (A)     Portfolios (B)     Acquisitions (G)
                                                            -----------   ----------     --------------     ----------------
                                                              (dollars in thousands except per unit amounts and units outstanding)
Revenue:
       Rental income                                          $147,825       $6,420              19,098             38,886
       Management fees                                           3,005
       Recoveries from tenants                                  16,719          304               3,788              3,674
       Mortgage interest income                                  4,970
       Other income                                             11,272          208                 845              3,012
                                                           ------------  -----------     ---------------    ---------------

              Total revenue                                    183,791        6,932              23,731             45,572
                                                           ------------  -----------     ---------------    ---------------

Expenses:
       Property expenses                                        37,211        1,562               4,875             11,716
       Real estate taxes                                        18,124          591               1,708              3,991
       General and administrative                               19,331          378                 812              1,700
       Mortgage interest expense                                30,300        1,895 (C)           2,954 (F)
       Interest - amortization of financing costs                2,084           15 (D)
       Depreciation and amortization                            33,184        1,196 (E)           4,374 (E)          9,105 (E)
                                                           ------------  -----------     ---------------    ---------------

              Total expenses                                   140,234        5,637              14,723             26,512
                                                           ------------  -----------     ---------------    ---------------

Income from operations                                          43,557        1,295               9,008             19,060

Equity in net income of joint ventures and corporation           4,989
                                                           ------------  -----------     ---------------    ---------------

Income from continuing operations                               48,546        1,295               9,008             19,060
Discontinued operations:
Loss from operations - Construction Company                     (2,609)
Loss on sale - Construction Company                               (249)
Gain on sale - Westlakes Office Park
                                                           ------------  -----------     ---------------    ---------------

Income before extraordinary items                               45,688        1,295               9,008             19,060

Series A Preferred distributions
                                                           ------------  -----------     ---------------    ---------------

Net income available for units
       before extraordinary items                              $45,688       $1,295              $9,008            $19,060
                                                           ============  ===========     ===============    ===============

Units Outstanding (Excluding Preferred Units)
Net income per unit


(1)    Includes Depreciation and amortization of $4,033


                                                                                    Properties
                                                                 December            Acquired            Westlakes
                                                                   1996                as of            Office Park
                                                             Acquisitions (H)  September 30, 1997 (I)    Sale (K)
                                                             ----------------  ----------------------    --------
                                                     (dollars in thousands except per unit amounts and units outstanding)
Revenue:
       Rental income                                                   26,858               69,302           ($8,422)
       Management fees
       Recoveries from tenants                                          6,099                8,203            (1,020)
       Mortgage interest income
       Other income                                                       470                2,783            (1,293)
                                                            ------------------     ----------------     -------------

              Total revenue                                            33,427               80,288           (10,735)
                                                            ------------------     ----------------     -------------

Expenses:
       Property expenses                                                4,509               14,299            (2,588)
       Real estate taxes                                                5,036                8,700              (626)
       General and administrative                                       1,250                2,011              (471)
       Mortgage interest expense                                                            10,380 (J)
       Interest - amortization of financing costs
       Depreciation and amortization                                    6,555 (E)           19,927 (E)        (2,458)
                                                            ------------------     ----------------     -------------

              Total expenses                                           17,350               55,317            (6,143)
                                                            ------------------     ----------------     -------------

Income from operations                                                 16,077               24,971            (4,592)

Equity in net income of joint ventures and corporation
                                                            ------------------     ----------------     -------------

Income from continuing operations                                      16,077               24,971            (4,592)
Discontinued operations:
Loss from operations - Construction Company
Loss on sale - Construction Company
Gain on sale - Westlakes Office Park                                                                          16,505
                                                            ------------------     ----------------     -------------

Income before extraordinary items                                      16,077               24,971            11,913

Series A Preferred distributions
                                                            ------------------     ----------------     -------------

Net income available for units
       before extraordinary items                                     $16,077              $24,971           $11,913
                                                            ==================     ================     =============

Units Outstanding (Excluding Preferred Units)
Net income per unit


(1)    Includes Depreciation and amortization of $4,033


                                                                  Properties
                                                                Acquired or to
                                                               be Aquired After           Pro Forma           Pro Forma
                                                            September 30, 1997 (L)       Adjustments        Consolidated
                                                            ----------------------       -----------        ------------
                                                       (dollars in thousands except per unit amounts and units outstanding)
Revenue:
       Rental income                                                   $32,342                                $332,309
       Management fees                                                                                           3,005
       Recoveries from tenants                                           9,118                                  46,885
       Mortgage interest income                                                              3,406 (M)           8,376
       Other income                                                        729                                  18,026
                                                            -------------------     ---------------     ---------------

              Total revenue                                             42,189               3,406             408,601
                                                            -------------------     ---------------     ---------------

Expenses:
       Property expenses                                                12,792                                  84,375
       Real estate taxes                                                10,330                                  47,854
       General and administrative                                        2,087                                  27,099
       Mortgage interest expense                                                            26,261 (N)          71,789
       Interest - amortization of financing costs                                                                2,099
       Depreciation and amortization                                     6,863 (E)                              78,745
                                                            -------------------     ---------------     ---------------

              Total expenses                                            32,072              26,261             311,962
                                                            -------------------     ---------------     ---------------

Income from operations                                                  10,118             (22,854)             96,640

Equity in net income of joint ventures and corporation                                        (450) (O)          4,539 (1)
                                                            -------------------     ---------------     ---------------

Income from continuing operations                                       10,118             (23,365)            101,178
Discontinued operations:
Loss from operations - Construction Company                                                                     (2,609)
Loss on sale - Construction Company                                                                               (249)
Gain on sale - Westlakes Office Park                                                                            16,505
                                                            -------------------     ---------------     ---------------

Income before extraordinary items                                       10,118             (23,305)            114,825

Series A Preferred distributions                                                           (17,960) (P)        (17,960)
                                                            -------------------     ---------------     ---------------

Net income available for units
       before extraordinary items                                      $10,118            ($41,265)            $96,865
                                                            ===================     ===============     ===============

Units Outstanding (Excluding Preferred Units)                                                                63,156,724
Net income per unit                                                                                               $1.53

(1)    Includes Depreciation and amortization of $4,033

See accompanying notes to pro forma condensed consolidated statement of operations.

                             BEACON PROPERTIES, L.P.
        NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1996
                                   (Unaudited)



(A) Results of operations of Perimeter Center for the period ended February 14, 1996.

       Rental income- historical                                   $6,128
       Pro forma straight-line rent adjustment                        292
                                                                 ---------

       Pro forma rental income                                     $6,420
                                                                 =========

(B) Results of operations of the Fairfax County Portfolio and the New York Life Portfolio for the periods ended September 4, 1996 and August 15, 1996, respectively.

                                                                  Fairfax         New York
                                                                  County            Life
                                                                 Portfolio       Portfolio          Total
                                                              --------------------------------------------
Revenue:
       Rental income-historical                                   $7,284          $11,048         $18,332
       Pro forma straight-line rent adjustment                       377              389             766
                                                              --------------------------------------------
       Pro forma rental income                                     7,661           11,437          19,098
       Management fees
       Recoveries from tenants                                       542            3,247           3,788
       Mortgage interest income
          Other income                                                72              773             845
                                                              --------------------------------------------

         Total revenue                                             8,274           15,457          23,731
                                                              --------------------------------------------

Expenses:
       Property expenses                                           1,581            3,294           4,875
       Real estate taxes                                             364            1,345           1,708
       General and administrative                                     80              732             812
       Mortgage interest expense (F)                               2,954                            2,954
       Interest - amortization of financing costs
       Depreciation and amortization (E)                           1,568            2,806           4,374
                                                              --------------------------------------------

        Total expenses                                             6,546            8,177          14,723
                                                              --------------------------------------------

Income from operations                                            $1,728           $7,280          $9,008
                                                              ============================================

(C) Net interest expense associated with the MetLife Mortgage Loan in the amount of $218 million based on a 7.08% interest rate for the period ended prior to March 15, 1996.

(D) Amortization of the costs of obtaining the permanent financing at $1.2 million over 10 years.

                            BEACON PROPERTIES, L.P.
       NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1996
                                  (Unaudited)



(E) Detail of depreciation expense by property is presented as follows:

                                                              Basis        Life     Depreciation
                                                              -----        ----     ------------
       Perimeter Center                                      $287,130     30 yrs          $1,196
                                                                                    =============

       Fairfax County Portfolio                                69,300     30 yrs          $1,568
       The New York Life Portfolio                            135,000     30 yrs           2,806
                                                                                    -------------

                                                                                          $4,374
                                                                                    =============

       October & November 1996 Acquisitions:
       ------------------------------------
       Rosslyn, Virginia Portfolio                             89,145     30 yrs          $2,352
       New England Executive Park                              67,500     30 yrs           1,969
       245 First Street                                        40,500     30 yrs           1,209
       10960 Wilshire Boulevard                               119,700     30 yrs           3,574
                                                                                    -------------

                                                                                          $9,105
                                                                                    =============

       December 1996 Acquisitions:
       --------------------------
       Lake Marriott Business Park                             31,110     30 yrs          $1,008
       Shoreline Technology Park                              100,650     30 yrs           3,263
       Presidents Plaza                                        69,250     30 yrs           2,284
                                                                                    -------------

                                                                                          $6,555
                                                                                    =============

       1997 acquisitions as of September 30, 1997
       ------------------------------------------
       10880 Wilshire Boulevard                               102,000     30 yrs          $3,400
       Centerpointe                                            49,500     30 yrs           1,650
       Westbrook Corporate Center                             163,890     30 yrs           5,463
       225 Franklin Street                                    252,000     30 yrs           8,400
       Sunnyvale Business Center                               30,420     30 yrs          $1,014
                                                                                    -------------

                                                                                         $19,927
                                                                                    =============


       Properties acquired or to be acquired
       -------------------------------------
       after September 30, 1997:
       ------------------------
       Civic Opera Building                                    53,649     30 yrs           1,788
       200 West Adams                                          64,958     30 yrs           2,165
       Lakeside                                                34,200     30 yrs           1,140
       101 North Wacker                                        53,069     30 yrs           1,769
                                                                                    -------------

                                                                                          $6,863
                                                                                    =============

(F) Fairfax County Portfolio interest expense on debt assumed for period prior to acquisition:

                                      Principal       Rate      Expense
                                      ---------       ----      -------
       John Marshall                    $21,068       8.38%      $1,197

       EJ Randolph (1)                   18,016       7.78%         951

       Northridge                        16,306       7.28%         806
                                     -----------             -----------

                                        $55,390                  $2,954
                                     ===========             ===========

       (1) Paid off by Credit Facility proceeds at closing.

                             BEACON PROPERTIES, L.P.
        NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1996
                                   (Unaudited)

(G) Results of operations of the Rosslyn, Virginia Portfolio, New England Executive Park, 245 First Street and 10960 Wilshire Boulevard for the period prior acquisition.

                                                             Rosslyn    New England                        10960
                                                            Virginia     Executive                        Wilshire
                                                            Portfolio       Park        245 First St.       Blvd.       Total
                                                           ----------------------------------------------------------------------
Revenue:
       Rental income- historical                              $11,640       $11,766          $4,552          $9,650     $37,607
       Pro forma straight-line rent adjustment                    361           283             510             124       1,278
                                                           ---------------------------------------------------------------------
       Pro forma rental income                                 12,001        12,049           5,062           9,774      38,885
       Management fees
       Recoveries from tenants                                    528         1,113           1,776             257       3,674
       Mortgage interest income
          Other income                                         $1,066                           533           1,413       3,012
                                                           ---------------------------------------------------------------------

         Total revenue                                         13,595        13,162           7,371          11,444      45,571
                                                           ---------------------------------------------------------------------

Expenses:
       Property expenses                                        2,611         4,958           1,020           3,126      11,716
       Real estate taxes                                          747         1,421             913             910       3,991
       General and administrative                                 575           471              81             572       1,700
       Mortgage interest expense
       Interest - amortization of financing costs
       Depreciation and amortization (E)                        2,352         1,969           1,209           3,574       9,105
                                                           ---------------------------------------------------------------------

        Total expenses                                          6,286         8,819           3,223           8,183      26,512
                                                           ---------------------------------------------------------------------

Income from operations                                          7,308         4,342           4,148           3,261      19,059
                                                           =====================================================================


(H) Results of operations of Lake Marriott Business Park, Shoreline Technology Park and Presidents Plaza for the period prior to acquisition.

                                                              Shoreline     Lake Marriott
                                                             Technology        Business       Presidents
                                                                Park             Park            Plaza           Total
                                                            -------------------------------------------------------------
Revenue:
       Rental income-historical                                 $12,942           $3,824          $9,244          26,009
       Pro forma straight-line rent adjustment                                       237             611             848
                                                            -------------------------------------------------------------
       Pro forma rental income                                   12,942            4,061           9,855          26,857

       Management fees
       Recoveries from tenants                                    1,068              996           4,035           6,099
       Mortgage interest income
          Other income                                                                               470             470
                                                            -------------------------------------------------------------

         Total revenue                                           14,010            5,057          14,359          33,426
                                                            -------------------------------------------------------------

Expenses:
       Property expenses                                            105              718           3,685           4,509
       Real estate taxes                                          1,068              395           3,572           5,036
       General and administrative                                    71                8           1,171           1,250
       Mortgage interest expense
       Interest - amortization of financing costs
       Depreciation and amortization (E)                          3,263            1,008           2,284           6,555
                                                            -------------------------------------------------------------

        Total expenses                                            4,508            2,130          10,712          17,350
                                                            -------------------------------------------------------------

Income from operations                                            9,503            2,927           3,647          16,077
                                                            =============================================================

                            BEACON PROPERTIES, L.P.
       NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     For the Year Ended December 31, 1996
                                  (Unaudited)

(I) Results of operations of 10880 Wilshire Boulevard, Centerpointe, Westbrook Corporate Center, 225 Franklin Street and Sunnyvale Business Center for the year 1996.

                                                           10880                    Westbrook      225        Sunnyvale
                                                          Wilshire                  Corporate    Franklin      Business
                                                         Boulevard  Centerpointe      Center      Street        Center     Total
                                                       ---------------------------------------------------------------------------
Revenue:
       Rental income-historical                             $8,687        $7,293      $21,029      $24,172       $3,209   $64,390
       Pro forma straight-line rent adjustment                 399           300        2,778        1,435                  4,912
                                                       ---------------------------------------------------------------------------
       Pro forma rental income                               9,086         7,593       23,807       25,607        3,209    69,302

       Management fees
       Recoveries from tenants                                  80           578        1,806        5,527          212     8,203
       Mortgage interest income
          Other income                                       1,306            99          136        1,230           12     2,783
                                                       ---------------------------------------------------------------------------

         Total revenue                                      10,472         8,270       25,749       32,364        3,433    80,288
                                                       ---------------------------------------------------------------------------

Expenses:
       Property expenses                                     3,066         1,740        4,400        5,093                 14,299
       Real estate taxes                                     1,043           497        3,113        3,846          201     8,700
       General and administrative                              720           180          208          844           59     2,011
       Mortgage interest expense (J)                                       1,914        8,466                              10,380
       Interest - amortization of financing costs
       Depreciation and amortization (E)                     3,400         1,650        5,463        8,400        1,014    19,927
                                                       ---------------------------------------------------------------------------

        Total expenses                                       8,229         5,981       21,650       18,183        1,274    55,317
                                                       ---------------------------------------------------------------------------

Income from operations                                      $2,243        $2,289       $4,099      $14,181       $2,159   $24,971
                                                       ===========================================================================

(J) Interest expense in mortgage debt assumed:

    Centerpointe - historical 1996 expense.

    Westbrook Corporate Center - based on a principal balance of $106,000 with interest at 8%.

(K) Historical results of operations of Westlakes Office Park

(L) Results of operations of Civic Opera Building, 200 West Adams, Lakeside and 101 North Wacker for the year 1996.

                                                                    Civic        200                  101
                                                                    Opera       West                 North
                                                                   Building     Adams    Lakeside    Wacker       Total
                                                               ----------------------------------------------------------
Revenue:
       Rental income-historical                                     $10,358    $10,467     $4,408    $6,426      $31,659
       Pro forma straight-line rent adjustment                           69        (68)       105       577          683
                                                               ----------------------------------------------------------
       Pro forma rental income                                       10,427     10,399      4,513     7,003       32,342

       Management fees
       Recoveries from tenants                                        1,545      2,647        241     4,685        9,118
       Mortgage interest income
          Other income                                                  551         67         36        75          729
                                                               ----------------------------------------------------------

         Total revenue                                               12,523     13,113      4,790    11,763       42,189
                                                               ----------------------------------------------------------

Expenses:
       Property expenses                                              6,070      2,393      1,795     2,534       12,792
       Real estate taxes                                              1,990      3,539        358     4,443       10,330
       General and administrative                                       937        339        462       349        2,087
       Mortgage interest expense (J)
       Interest - amortization of financing costs
       Depreciation and amortization (E)                              1,788      2,165      1,140     1,769        6,863
                                                               ----------------------------------------------------------

        Total expenses                                               10,785      8,436      3,755     9,095       32,072
                                                               ----------------------------------------------------------

Income from operations                                               $1,738     $4,677     $1,035    $2,668       $10,118
                                                               ==========================================================

                             BEACON PROPERTIES, L.P.
        NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1996
                                   (Unaudited)



(M) Interest income related to the acquisition of the Rowes Wharf mortgage                $  611
                                                                                      -----------
    Interest income on Riverside notes receivable:
    Interest income - note receivable from Riverside Project LLC ($26,000 * 9%)            2,340
    Interest income - note receivable from Beacon Design Corp. ($3,250 * 7%)                 228
    Interest income - note receivable from Beacon Property Management Corp.
    ($3,250 * 7%)                                                                            228
                                                                                      -----------
    Total                                                                                  2,795
                                                                                      -----------
    Grand total                                                                           $3,406
                                                                                       ==========

(N) Credit facility interest expense:

    Credit Facility balance per pro forma balance sheet                                 $407,017
    Less Credit Facility balances relating to development projects in which the associated interest expense would be capitalized:

    Development projects owned or underdevelopment as of September 30, 1997:
                       Crosby Phase II                                                    (6,350)
                       175 Wyman Street                                                  (24,840)

                       150 California                                                    (10,640)
                       Media Center                                                      (19,030)
                                                                                      -----------
    Adjusted pro forma Credit Facility balance                                           346,157

    Average Credit Facility rate through December 31, 1996                                  7.78%
                                                                                      -----------

    Pro Forma Credit Facility interest expense full year                                  26,931
    Less historical  1996  Credit Facility interest expense                                3,294
                                                                                      -----------

    Pro Forma Credit Facility adjustment                                                  23,637
                                                                                      -----------

    Mortgage Interest:
    Pro forma mortgage interest on Centerpointe full year based on principal
    balance of $30,000 with interest at 7.32%                                              2,196
    Less: Historical 1996 interest expense                                                 1,914
                                                                                      -----------
                                                                                             282
                                                                                      -----------

    Mortgage Interest:
    Pro forma mortgage interest on Civic Opera Building full year based on
    principal balance of $31,773 with interest at 7.37%                                    2,342
                                                                                      -----------

    Grand total                                                                          $26,261
                                                                                      ===========

(0) Adjustment to equity in net income of corporations as a result of Riverside notes:
    Beacon Design Corp. note payable ($3,250 * 7%)                                         ($228)
    Beacon Property Management Corp. note payable ($3,250 * 7%)                             (228)
                                                                                      -----------
    Total interest expense adjustment                                                       (455)
    Operating Partnership ownership % of entities                                          98.99%
                                                                                      -----------
    Adjustment to equity in net income of corporations                                     ($450)
                                                                                      ===========

(P) Series A preferred units based on 8,000,000 units with a $25.00 per unit redemption price at 8.98%.




                             BEACON PROPERTIES, L.P.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     For the Nine months ended September 30, 1997
                                   (Unaudited)

                                                             Beacon             Properties
                                                           Properties,           Acquired           Westlakes
                                                              L.P.                as of              Office Park
                                                           Historical     September 30, 1997(A)      Sale (B)
                                                           -----------    ---------------------      --------
                                                   (dollars in thousands except per unit amounts and units outstanding)
Revenue:
       Rental income                                            $218,544              $30,761            (3,087)
       Management fees                                             2,445
       Recoveries from tenants                                    29,376                3,066              (408)
       Mortgage interest income                                    5,320
       Other income                                               10,350                  276              (405)
                                                           --------------   ------------------     -------------

              Total revenue                                      266,035               34,102            (3,900)
                                                           --------------   ------------------     -------------

Expenses:
       Property expenses                                          51,169                5,943              (878)
       Real estate taxes                                          27,960                3,821              (237)
       General and administrative                                 27,920                  548              (283)
       Mortgage interest expense                                  36,313                4,065
       Interest - amortization of financing costs                  1,131
       Depreciation and amortization                              50,756                7,858 (D)        (2,071)
                                                           --------------   ------------------     -------------

              Total expenses                                     195,249               22,236            (3,469)
                                                           --------------   ------------------     -------------

Income from operations                                            70,786               11,867              (431)

Equity in net income of joint ventures and corporations            4,940
                                                           --------------   ------------------     -------------

Income from continuing operations                                 75,726               11,867              (431)
Discontinued operations:
Loss from operations - Construction Company                       (2,263)
                                                           --------------   ------------------     -------------

Income before extraordinary items                                 73,463               11,867              (431)

Series A Preferred distributions                                  (5,388)
                                                           --------------   ------------------     -------------

Net income available for units
       before extraordinary items                                $68,075              $11,867              (431)
                                                           ==============   ==================     =============


Units Outstanding  ( Excluding Preferred Units )
Net income per unit


(1)    Includes Depreciation and amortization of $3,086

                                                              Properties
                                                           Acquired or to be
                                                            Acquired After        Pro Forma          Pro Forma
                                                         September 30, 1997(C)    Adjustments       Consolidated
                                                         ---------------------    -----------       ------------
                                                   (dollars in thousands except per unit amounts and units outstanding)
Revenue:
       Rental income                                              $25,055                              $271,273
       Management fees                                                                                    2,445
       Recoveries from tenants                                      6,131                                38,164
       Mortgage interest income                                                        1,833 (E)          7,153
       Other income                                                   818                                11,039
                                                            --------------     --------------    ---------------

              Total revenue                                        32,003              1,833            330,074
                                                            --------------     --------------    ---------------

Expenses:
       Property expenses                                            8,369                                64,602
       Real estate taxes                                            8,139                                39,683
       General and administrative                                   1,532                                29,717
       Mortgage interest expense                                                      12,322 (F)         52,700
       Interest - amortization of financing costs                                                         1,131
       Depreciation and amortization                                5,147 (D)                            61,690
                                                            --------------     --------------    ---------------

              Total expenses                                       23,186             12,322            249,523
                                                            --------------     --------------    ---------------

Income from operations                                              8,817            (10,488)            80,551

Equity in net income of joint ventures and corporations                                 (338) (G)         4,602 (1)
                                                            --------------     --------------    ---------------

Income from continuing operations                                   8,817            (10,826)            85,153
Discontinued operations:
Loss from operations - Construction Company                                                              (2,263)
                                                            --------------     --------------    ---------------

Income before extraordinary items                                   8,817            (10,826)            82,890

Series A Preferred distributions                                                      (8,082)(H)        (13,470)
                                                            --------------     --------------    ---------------

Net income available for units
       before extraordinary items                                  $8,817           ($18,908)           $69,420
                                                            ==============     ==============    ===============


Units Outstanding  ( Excluding Preferred Units )                                                      63,156,724
Net income per unit                                                                                        $1.10


(1)    Includes Depreciation and amortization of $3,086


See accompanying notes to pro forma condensed consolidated statement of operations.

                            BEACON PROPERTIES, L.P.
        NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                 For the Nine Months Ended September 30, 1997
                                   (Unaudited)


(A) Results of operations of 10880 Wilshire Boulevard, Centerpointe, Westbrook Corporate Center, 225 Franklin Street and Sunnyvale Business Center for the period prior to the date of acquisition.

                                                     10880                      Westbrook        225     Sunnyvale
                                                   Wilshire                     Corporate     Franklin   Business
                                                   Boulevard    Centerpointe      Center       Street     Center       Total
                                                   ----------------------------------------------------------------------------
Revenue:
       Rental income - historical                     $4,078         $2,411        $9,961       $11,512     $1,610     $29,572
       Pro forma straight - line rent adjustment         660             99           464           (34)                 1,189
                                                   ----------------------------------------------------------------------------
       Pro forma rental income                         4,738          2,510        10,425        11,478      1,610      30,761
       Management fees
       Recoveries from tenants                            37            191           475         2,260        102       3,066
       Mortgage interest income
       Other income                                       81             33             2           154          7         276
                                                   ----------------------------------------------------------------------------

         Total revenue                                 4,856          2,734        10,901        13,893      1,719      34,102
                                                   ----------------------------------------------------------------------------

Expenses:
       Property expenses                               1,274            575         1,941         2,153                  5,943
       Real estate taxes                                 360            164         1,617         1,578        102       3,821
       General and administrative                         31             60            27           344         87         548
       Mortgage interest expense                                        726         3,339                                4,065
       Interest - amortization of financing costs
       Depreciation and amortization (E)               1,058            545         2,155         3,593        507       7,858
                                                   ----------------------------------------------------------------------------

        Total expenses                                 2,723          2,070         9,079         7,667        696      22,236
                                                   ----------------------------------------------------------------------------

Income from operations                                $2,133           $663        $1,822        $6,225     $1,023     $11,867
                                                   ============================================================================

(B) The results of operations for Westlakes Office Park for the period January 1, 1997 to May 7, 1997.

(C) Results of operations of Civic Opera Building, 200 West Adams, Lakeside and 101 North Wacker for the nine months ended September 30, 1997.


                                                            Civic          200                    101
                                                            Opera         West                   North
                                                           Building       Adams      Lakeside    Wacker     Total
                                                          ---------------------------------------------------------
Revenue:
       Rental income-historical                               $7,406       $8,315       $3,522    $5,333   $24,575
       Pro forma straight-line rent adjustment                    89          (51)          29       415       481
                                                          ---------------------------------------------------------
       Pro forma rental income                                 7,494        8,264        3,551     5,747    25,055

       Management fees
       Recoveries from tenants                                   857        1,746          218     3,311     6,131
       Mortgage interest income
       Other income                                              219           57           32       510       818
                                                          ---------------------------------------------------------

         Total revenue                                         8,570       10,067        3,800     9,568    32,003
                                                          ---------------------------------------------------------

Expenses:
       Property expenses                                       3,309        1,733        1,440     1,887     8,369
       Real estate taxes                                       1,575        2,957          278     3,330     8,139
       General and administrative                                671          222          378       261     1,532
       Mortgage interest expense
       Interest - amortization of financing costs
       Depreciation and amortization (E)                       1,341        1,624          855     1,327     5,147
                                                          ---------------------------------------------------------

        Total expenses                                         6,896        6,535        2,951     6,805    23,186
                                                          ---------------------------------------------------------

Income from operations                                        $1,674       $3,532         $849    $2,763    $8,817
                                                          =========================================================

                             BEACON PROPERTIES, L.P.
        NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                 For the Nine Months Ended September 30, 1997
                                   (Unaudited)


(D) Detail of depreciation expense by property is presented as follows:


                                                          Basis       Life     Depreciation
                                                          -----       ----     ------------
       1997 acquisitions as of September 30, 1997
       ------------------------------------------
       10880 Wilshire Boulevard                          $102,000     30 yrs           $1,058
       Centerpointe                                        49,500     30 yrs              545
       Westbrook Corporate Center                         163,890     30 yrs            2,155
       225 Franklin Street                                252,000     30 yrs            3,593
       Sunnyvale Business Center                           30,420     30 yrs              507
                                                                                 -------------

                                                                                       $7,858
                                                                                 =============


       Properties acquired or to be acquired
       -------------------------------------
       after September 30, 1997:
       ------------------------
       Civic Opera Building                               $53,649     30 yrs           $1,341
       200 West Adams                                      64,958     30 yrs            1,624
       Lakeside                                            34,200     30 yrs              855
       101 North Wacker                                    53,069     30 yrs            1,327
                                                                                  -------------

                                                                                       $5,147
                                                                                  =============

 (E)   Interest income on Riverside notes receivable:
       Interest income - note receivable from Riverside Project LLC ($26,000*9%)        $1,755
       Interest income - note receivable from Beacon Design Corp. ($3,250*7%)              171
       Interest income - note receivable from Beacon Property Management Corp.
        ($3,250*7)                                                                         171
                                                                                  -------------
       Total                                                                            $2,096
         Less: Historical 1997 Interest Income                                            (263)
                                                                                  -------------
                                                                                        $1,833
                                                                                  =============

 (F)   Credit facility interest expense:
       Credit Facility balance per pro forma balance sheet                            $407,017
       Less Credit Facility balances relating to development projects in which the associated interest expense would be capitalized:

       Development projects owned or underdevelopment as of September 30, 1997:
                       Crosby Phase II                                                  (6,350)
                       175 Wyman Street                                                (24,840)

                       150 California                                                  (10,640)
                       Media Center                                                    (19,030)
                                                                                   ------------
       Adjusted pro forma Credit Facility balance                                      346,157

       Average Credit Facility rate through September 30, 1997                            7.21%
                                                                                   ------------

       Pro Forma Credit Facility interest expense full year                             24,958
                                                                                            75%
                                                                                   ------------
       Pro Forma Credit Facility interest expense 3/4 year                              18,718
       Less historical 1997 Credit Facility interest expense                            (8,153)
                                                                                   ------------

       Pro Forma Credit Facility adjustment                                             10,565
                                                                                   ------------

       Mortgage Interest:
       Pro forma mortgage interest on Civic Opera Building 3/4 year based on
       principal balance of $31,773 with interest at 7.37%                               1,756
                                                                                   ------------

       Grand total                                                                     $12,322
                                                                                   ============

(G)    Adjustment to equity in net income of corporations as a result of Riverside notes:
       Beacon Design Corp. note payable ($3,250*7%)                                         ($171)
       Beacon Property Management Corp. note payable ($3,250*7%)                             (171)
                                                                                           -------
       Total interest expense adjustment                                                     (341)
       Operating Partnership ownership % of entities                                        98.99%
                                                                                           -------
       Adjustment to equity in net income of corporations                                   ($338)
                                                                                           =======

     (H) Series A preferred units based on 8,000,000 units with a $25.00 per unit redemption price at 8.98%.